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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 1999, relating to the financial statements and financial statement schedule, which appears in Sun Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.




PricewaterhouseCoopers LLP


Detroit, Michigan
July 1, 1999